UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2011

LONGWEI PETROLEUM INVESTMENT
HOLDING LIMITED
(Exact name of registrant as specified in its charter)

Colorado	001-34793	84-1536518
(State or other jurisdiction	(Commission File Number)	(IRS Employer

No.30 Guanghua Street, Xiaojingyu Xiang, Wanbailin District
Taiyuan City, Shanxi Province, China P.C. 030024
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (617) 209-4199

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

 On August 8, 2011, Longwei Petroleum Investment Holding Limited (the “Company”) entered into a consulting agreement with Michael Toups, the Company’s Chief Financial Officer, pursuant to which Mr. Toups shall continue to serve as the Company’s Chief Financial Officer for a period of one year in consideration for a monthly payment of $10,000 and an aggregate of 60,000 shares of the Company’s common stock which shall vest in quarterly installments of 15,000 shares each, beginning September 30, 2011.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

10.1	Consulting Agreement with Michael Toups dated August 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

Dated: August 22, 2011	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer

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